Securities, 424I - Securities, 424I: 1	Mar. 31, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares of Beneficial Interest
Aggregate Sales Price	$ 119,956,426.00
Aggregate Redeemed or Repurchased, FY	110,073,761.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 9,882,665.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,364.80